UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2025

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street	Mt. Pleasant	Michigan	48858-1649
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	ISBA	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 24, 2025, the Board of Directors (the "Board") of Isabella Bank Corporation, a Michigan corporation (the "Corporation"), approved and adopted the Second Amended and Restated Bylaws of the Corporation (the "Amended Bylaws"), effective immediately.
The Amended Bylaws amend and restate the Amended and Restated Bylaws of the Corporation, as amended (the "Former Bylaws"), to, among other things:
•provide that annual meetings of shareholders shall be held each year and only business properly brought before any annual meeting of shareholders may be transacted at such annual meeting;
•clarify who may call a special meeting of shareholders;
•establish specific procedures surrounding a special meeting of shareholders;
•provide for the registration of proxies to be voted at meetings of shareholders;
•clarify the organization of meetings, the order of business at and the conduct of meetings of the shareholders;
•specify how shareholders are to submit proposals or director nominations;
•require that all shareholder-nominated director nominees for election or reelection to the Board must complete a questionnaire disclosing certain commitments or relationships between the nominee and others of which the
Corporation may not otherwise be aware;
•provide that meetings of shareholders or the Board may be held by means of remote electronic communications, as permitted by the Michigan Business Corporation Act (the "MBCA");
•amend the notice provisions of the Former Bylaws to more accurately reflect the requirements of the MBCA;
•provide that the Corporation is entitled to rely on its books and records of the registered owners of shares;
•provide that directors and officers of the Corporation are protected in certain circumstances when relying on information, opinions, reports, or statements, including financial statements and other financial data, made by certain experts (such as legal counsel, auditors or appraisers), consistent with the MBCA;
•provide that the indemnification and advancement of expenses to directors and executive officer (as such term is defined in 17 C.F.R. 240.3b-7) of the Corporation shall be made to the fullest extent permitted under the MBCA and consistent with Section 18(k) of the Federal Deposit Insurance Act and any regulations promulgated thereunder including, but not limited to, 12 C.F.R. Part 359; and
•establish an exclusive forum for certain shareholder lawsuits to be brought against the Corporation.

Finally, the Amended Bylaws contain updates to conform to the MBCA as well as several non-substantive, ministerial, clarifying, and conforming changes.

This description of the Amended Bylaws is only a summary and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Isabella Bank Corporation, as amended and restated on September 24, 2025.
104	Cover page interactive data file - the cover page XBRL tags are embedded within the inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	September 30, 2025	By:	/s/ Jerome E. Schwind
Jerome E. Schwind, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Isabella Bank Corporation, as amended and restated on September 24, 2025.
104	Cover page interactive data file - the cover page XBRL tags are embedded within the inline XBRL document